Exhibit 10.1

Translation

[Logo: Flagstad Advokaterne (a Danish law firm)]

I, the undersigned ,

Alexei Kirkin
Strandboulevarden 61, 2nd floor to the left
DK-2100 Copenhagen ø

has, in connection with the Employment contract accepted on 31 August 2001, concluded an agreement to the effect that all intellectual property rights. according to the letter of 29 March 2001 from the Danish Cancer Society have been assigned to DanDrit Biotech A/S.

Date: 5 Jun 2002

Alexei Kirkin  [signed]

Kraeftens Bek•mpela;e
Danish Cancer Society	Dnlsh Cancer Society
Institute of Cancer Biology	Institute of Cancer Biology
Dept of Tumor Cell Biology
Strandboulevarden 49	Strandboulw.irden 49
2100 Copenhagen	DK-2100 Copenhagen
Denmark	Tel. +4S 3525 7500
Fax +45 3525 m1
www.cancer.dk
March 2003

I hereby decla,re that Alexei Kirkin established the melanoma cell FM3.29, FM3.7, FM3.13, FM62, FM69, FM94, end FM97 when he worked as scientist in the Department. We have no claims on these lines, and Alexei therefore has full rights to use these lines in his future work. •

Per thor Straten, Ph.D
Tumor TmmlU1ology Group
Danish Can·cer Society
Stmndboulevardeu 49
2100 Copenhagen
phone + 45 35257381
ps@cancer.dk

Translation

I, Alexei Kirkin, confirm that this letter is identical to the original letter from the Danish Cancer Society concerning the above cell lines and cell line FM 39 and that all rights relating to all melanoma cell lines specified in this letter and further letters were previously assigned to DanDrit Biotech AJS.

Copenhagen, 14 April 2003
[signed]
Alexei Kirkin

Krieft:ens Bekrempelse
Danish Cancer Society	Danish Cancer Society
Institute of Cancer Biology	Institute of Cancer Biology
Dept. of Tumor Cell Biology
Strandboulevarden 49	Strandboulevarden 49
2100 Copenhagen	DK-2100 Copenhagen
Denmark	Tel. +45 3525 7500
Fax +45 3525 n21
www.cancer.dk
March 2003

I hereby declare that Alexei Kirkin established the melanoma cell FM3.29, FM39, FM62, FM69, FM94, and FM97 when he worked as scientist in the Department.
We have no claims on these lines, and Alexei therefore has full rights to use these l ines in  b is future work.

Per th.or Straten Ph.D
Tumor Imm unology Group
Danish Cancer Society
Strand boulevarden 49
2100 Copenhagen
phone + 45 35257381
ps@cancer.dk

Krzftens Bekiempelse
Danish Cancer Society	Danish Cancer Society
Institute of Cancer Biology	Institute of Cancer Biology
Dept. of Tumor Cell Biology
Strandboulevarden 49	Strandboulevarden 49
2100 Copenhagen	DK-2100 Copenhagen
Denmark	Tel. +45 3525 7500
Fax +45 3525 7721
www.cancer.dk
March 2003

I hereby declare that Alexei Kirki n established the mel anoma cell FM3.29, FM3.7 FM3. l 3, FM62, FM69, FM94, and FM97 when he worked as scienti st in the Department.  We have no claims on these lines, and A lexei therefore has full right s to use these lines in his future work.

Per thor Straten Ph .D
Tumor Immunology Group
Danish Cancer Society
Strandbou levard en 49
2100 Copenhagen
phone + 45 3525738 t
ps@cancer.dk